UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

Amendment No. 1

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2023

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 448-5144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The purpose of this Current Report on Form 8-K/A (the “Amendment”) is to amend the Current Report on Form 8-K of Aspen Group, Inc. filed on February 3, 2023. This Amendment includes a paragraph revision which provides additional information and clarification as to the show cause remediation period.

Item 8.01 Other Information.

On February 1, 2023, Aspen Group, Inc. (“AGI”) received notification that its Aspen University institution (“Aspen” or the “Institution”) had been issued a Show Cause Directive by the Distance Education Accrediting Commission (“DEAC” or “the Commission”) requiring Aspen to prove why its current accreditation should not be withdrawn and to require Aspen to undergo a special visit by a team of DEAC evaluators. Show Cause is a procedural order that places the burden on Aspen to prove it remains an entity that meets DEAC’s accreditation standards.

DEAC informed Aspen that certain areas of concern raise serious questions as to Aspen’s ongoing compliance with DEAC Accreditation Standards III.D., V.A., X.B., XI.E., and DEAC Procedures under Part Two, Section XVII.E, including curricula and instructional materials; student achievement; reputation; operations; and notifications. These call into question Aspen’s organizational integrity, administrative capacity, and ability to serve students in a manner that complies with DEAC standards. The letter also requires the Institution to submit certain information to DEAC prior to February 16, 2023, and to constituents within seven business days, and permits continuance of DEAC’s monitoring of monthly financial reports.

To date, Aspen has provided multiple regulatory bodies with requested records and data and the Institution will willingly comply with the Commission’s continued oversight through the show cause period.  The maximum length of the show cause remediation period is up to two years or 150% of the length of the Institution’s longest program. DEAC expects to schedule the Commission's review of Aspen's response to the show cause directive and the associated record within the next six to nine months. During the show cause remediation period, Aspen will remain fully accredited.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit		Incorporated by Reference			Filed or Furnished
#	Exhibit Description	Form	Date	Number	Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: February 16, 2023	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer